Equity Based Compensation	12 Months Ended
Dec. 31, 2025
Equity Based Compensation [Abstract]
EQUITY BASED COMPENSATION

NOTE 5 – EQUITY BASED COMPENSATION

Equity-based compensation consists of the following categories:

	2025	2024	2023
Equity based compensation for strategic advisors	€261,389	€-	€-
Equity based compensation for other parties	3,228
Restricted stock units, share options and restricted stock awards	4,508	961	190
Warrant expenses	-	-	198
Total	€272,353	€961	€388

Equity-based compensation for strategic advisor

For the year ended December 31, 2025, the Company accounted for warrants granted to non-employee strategic advisors in respect of Class B ordinary shares, including pre-funded warrants and common warrants, as equity-settled share-based payment arrangements under IFRS 2. The awards were granted in exchange for advisory services and were measured at the fair value of the services received, or if that fair value was not reliably measurable, by reference to the grant-date fair value of the equity instruments granted. The resulting compensation cost is recognized in profit or loss over the relevant service period based on the expected vesting of the awards; market-based vesting conditions are reflected in the grant-date fair value, while expense for awards subject solely to service conditions is adjusted for actual and expected forfeitures, as applicable. Refer to Note 14, Share-based compensation, and Note 16, Related Parties Transactions, for more information on these expenses.

The Company recognized share-based payment expenses of €4,508, €961 and €190 during the years ended December 31, 2025, 2024 and 2023, respectively, in relation to Restricted Stock Units, Share Options and Restricted Stock Awards granted to the Company’s employees and directors. The expense was measured at grant-date fair value and recognized over the vesting period in accordance with IFRS 2. Refer to Note 14 for more details.